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      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K


                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 22, 1999


                     INTERNATIONAL SHIPHOLDING CORPORATION
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Delaware                     2-63322              36-2989662
----------------------------   ---------------   --------------------------
(State or other jurisdiction  (Commission file       (I.R.S. Employer
  of incorporation or               number)       Identification Number)
     organization)

650 Poydras Street            New Orleans, Louisiana              70130
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    (Address of principal executive offices)                    (Zip Code)

                                (504) 529-5461
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                                Not applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On October 22, 1999, the Company issued the following press release:

     NEW ORLEANS, LOUISIANA  -  International Shipholding
Corporation announced today that it has completed the repurchase of 500,000 shares of common stock under a repurchase program authorized by its Board of Directors in October 1998.

     The Company also announced that its Board of Directors has approved another program to repurchase up to 1,000,000 shares of common stock, based on the Board's belief that the current market value of the Company's common stock does not adequately reflect the Company's inherent value. At management's discretion, and subject to market conditions, the Company expects to purchase these shares through open market or privately negotiated transactions.

     The common stock of International Shipholding
Corporation is traded on the New York Stock Exchange with the symbol ISH.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Exhibits - none.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       INTERNATIONAL SHIPHOLDING CORPORATION


                         By:      /s/ Gary L. Ferguson
                           ----------------------------------
                                      Gary L. Ferguson
                         Vice President and Chief Financial Officer

Dated:  October 26, 1999